Exhibit 99.2

     Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the
                               United States Code

I, Bud Curley, the Chief Financial Officer of Telesource International, Inc. ("Telesource"), certify that (i) the Form 10-K for the twelve months ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Telesource.


                                          /s/ Bud Curley
                                          --------------------------------------
                                          Bud Curley
                                          Chief Financial Officer
                                          Telesource International, Inc.